                                                                   EXHIBIT 10.29


AWARD/CONTRACT                                                PAGE 1 OF 7 PAGES

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)

     RATING DOC 9
________________________________________________________________________________

2. CONTRACT (Proc. Inst. Ident.) NO.

     SP0100-03-D-0373

3. EFFECTIVE DATE

     SEP 30 2003

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

     VARIOUS
________________________________________________________________________________

5. ISSUED BY                  CODE SP0100

     DEFENSE SUPPLY CENTER PHILADELPHIA
     700 ROBBINS AVE., BLDG. 6 D
     DSCP-CRFA
     PHILADELPHIA, PA 19111-5092
     TOM DARCY 215-737-3068

6. ADMINISTERED BY (If other than Item 5)    CODE S1103A

     DCMC ATLANTA
     805 WALKER STREET, SUITE 1
     MARIETTA, GA 30060-2789
________________________________________________________________________________

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP
   Code)

     ALTAMA DELTA CORPORATION
     3399 PEACHTREE RD. NE
     THE LENOX BLDG, SUITE 820
     ATLANTA, GA 30326-1149

8. DELIVERY

     [ ] FOB ORIGIN           [X] OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT

     N/A

10. SUBMIT INVOICES                                     ITEM

     (4 copies unless otherwise specified)
     THE ADDRESS SHOWN IN:                                12

________________________________________________________________________________

CODE 02LQ6                    FACILITY CODE          CODE SC0100
________________________________________________________________________________

11. SHIP TO/MARK FOR       CODE

     SEE SCHEDULE

12. PAYMENT WILL BE MADE BY

     DFAS-BVDPII/CC
     P.O. BOX 182317
     COLUMBUS, OH 43218-6248
________________________________________________________________________________

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:

     [ ] 10 USC 2304(c) (              )    [ ] 41 USC 253(c)(              )

14. ACCOUNTING AND APPROPRIATION DATA

     TG: 97X4930.5CT0 01 26.0 S33150
________________________________________________________________________________

15A. ITEM NO.           15B. SUPPLIES/SERVICES                  15C. QUANTITY
________________________________________________________________________________

                        FOR INFORMATION RELATIVE TO THIS
                        CONTRACT, CONTACT TOM DARCY,
                        DSCP-CRFA, (215) 737-3068
                        FAX: (215) 737-7429


                        SEE PAGE 2 FOR INFORMATION
________________________________________________________________________________

15D. UNIT               15E. UNIT PRICE                          15F AMOUNT
________________________________________________________________________________




________________________________________________________________________________

15G. TOTAL AMOUNT OF CONTRACT                $4,651,701.12
________________________________________________________________________________

                             16. TABLE OF CONTENTS
________________________________________________________________________________

(X)       SEC.            DESCRIPTION                             PAGE(S)
________________________________________________________________________________

                             PART I - THE SCHEDULE

           A    SOLICITATION/CONTRACT FORM
           B    SUPPLIES OR SERVICES AND PRICES/COST
           C    DESCRIPTION/SPECS./WORK STATEMENT
           D    PACKAGING AND MARKING
           E    INSPECTION AND ACCEPTANCE
           F    DELIVERIES OR PERFORMANCE
           G    CONTRACT ADMINISTRATION DATA
           H    SPECIAL CONTRACT REQUIREMENTS


                           PART II - CONTRACT CLAUSES

           I    CONTRACT CLAUSES

            PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.

           J    LIST OF ATTACHMENTS

                  PART IV - REPRESENTATIONS AND INSTRUCTIONS

           K    REPRESENTATIONS, CERTIFICATIONS AND OTHER
                STATEMENTS OF OFFERORS
           L    INSTRS., CONDS., AND NOTICES TO OFFERORS
           M    EVALUATION FACTORS FOR AWARD
________________________________________________________________________________

         CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
________________________________________________________________________________

17. [ ] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return _________ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents:
    (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein).

18. [X] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number SP0100-02-R-0007 & Amendments, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
________________________________________________________________________________
19A. NAME AND TITLE OF SIGNER (Type or print)


19B. NAME OF CONTRACTOR

      ________________________________________
      (Signature of person authorized to sign)

19C. DATE SIGNED


20A. NAME OF CONTRACTING OFFICER

     THOMAS J. HUTCHINSON

20B. UNITED STATES OF AMERICA

     BY /S/ THOMAS J. HUTCHINSON
       _____________________________________
        (Signature of Contracting Officer)

20C. DATE SIGNED

     SEP 30 2003
________________________________________________________________________________

MSN 7540-01-152-8069            26-107          STANDARD FORM 26 (REV. 4-85)(EG)
PREVIOUS EDITION UNUSABLE    PerFORM (DLA)      Prescribed by GSA
                                                FAR (48 CFR) 53.214(a)

Altama Delta Corporation                 SP0100-03-D-0373                      2


BOOT, DMS (3 Types)

                                 BASE TERM 20%

BOOT, COMBAT

                                      Unit         Minimum          Maximum
Destination       Min      Max        Price      Dollar Value     Dollar Value
--------------------------------------------------------------------------------
Bill & Hold       8744     42,000     $65.88     $576,054.72      $2,766,960.00


BOOT, HW BLACK

                                      Unit         Minimum          Maximum
Destination       Min      Max        Price      Dollar Value     Dollar Value
--------------------------------------------------------------------------------
Bill & Hold       29,456   61,367     $59.40     $1,749,686.40    $3,645,199.80


BOOT, HW DESERT TAN

                                      Unit         Minimum          Maximum
Destination       Min      Max        Price      Dollar Value     Dollar Value
--------------------------------------------------------------------------------
Bill & Hold       39,000   207,935    $59.64     $2,325,960.00    $12,401,243.40


*THE UNIT PRICES INCLUDE $1.08 FOR STORAGE AND DISTRIBUTION

In accordance with Paragraph 3.4.10. Transportation Costs of the Bill & Hold Statement of Work, $.80 per unit has been established for contractor's monthly invoicing for the MRO Transportation Cost on the actual number of MRO units shipped during the previous month. It is agreed that this amount will be adjusted on a quarterly basis utilizing the actual transportation costs experienced and documented by the Contractor and reported to the Administrative Contracting Officer on a quarterly basis. The Administrative Contracting Officer shall make the necessary adjustment no later than fifteen (15) days after receipt of the Contractor's quarterly transportation report.

PAYMENT TO BE MADE TO:     Altama Delta Corporation
                           P.O. Box 930974
                           Atlanta, GA 31193

The effective period of this contract is from date of award through one (1) year after.

In accordance with Clause 52.217-9P12, OPTION FOR INDEFINITE DELIVERY, INDEFINITE QUANTITY CONTRACT TERM EXTENSION, the Government may extend the effective period of this contract for a maximum of two (2) one-year periods. See Clause 52.217-9P12 for full text. The following total minimum/maximum quantities apply during the option terms (Quantities shown represent the total requirement for solicitation SP0100-02-R-0007):

         OPT 1                      MINIMUM           MAXIMUM
         Boot, HW Black             116,460 Pr        271,740 Pr
         Boot, HW Desert Tan        160,000 Pr        805,812 Pr


         OPT 2                      MINIMUM           MAXIMUM
         Boot, HW Black             116,460 Pr        271,740 Pr
         Boot, HW Desert Tan        120,000 Pr        580,812 Pr


In accordance with Clause 52.217-9P23, "Placement of Delivery Orders Against Multiple Indefinite Delivery/Indefinite Quantity Contracts", on page 101 of SPO 100-02-R-0007, once during each option period, prior to placing orders above the minimum, the contracting officer will evaluate the contractor's to determine

Altama Delta Corporation      SP0100-03-D-0373                                 3

whether revision of award percentages for orders above the minimum is necessary. The option term prices are hereby incorporated by reference as contained in contractor's offer dated September 16, 2003.

As stated in the solicitation, while each of the three boots cited contains an established minimum/maximum quantity per item, the Government reserves the right to change the minimum/maximum quantity per item as demands dictate.

Variation in quantity: 2% increase / 2% decrease for Bill & Hold
                       Provisions-Contractor Storage Facility
                       +/-0% is applicable to the Material Release Orders (MRO)

Name and location of Plant, Inspection, Acceptance and Shipping Point:

Altama Footwear               Cutting, Prefitting, Stitching
P.O. Box 1168                 and Inspection of Uppers           100%
Salinas, PR  00751

Altama Footwear               Lasting, Bottoming Finishing
340 Natchez Trace Drive       Inspection, and Quality Control    100%
Lexington, TN 38351

Altama Footwear               Warehousing and Distribution       100%
10575 Hwy 412 W
Lexington, TN 38351

In accordance with clause 52.246-9P44, the following have been approved as qualified laboratories:

LABORATORY                    COMPONENT                 COMPONENT SOURCE
Vulcan Corporation            Rubber                    Vulcan Corp.
1151 College St                                         1151 College St
Clarksville, TN 37041                                   Clarksville, TN 37041

                   ADMINISTRATION FOR ABOVE: DCM Birmingham

S.B. Foot Tanning Co.         Upper Leather             S.B. Foot Tanning
805 Bench St.                 Gusset Leather            805 Bench St.
Red Wing, MN 55066                                      Red Wing, MN 55066

                   ADMINISTRATION FOR ABOVE: DCM Twin Cities

Leather Research Lab          Upper Leather             Day Leather (W.B Place)
University of Cincinnati      Gusset Leather            1715 Courtland Court
5997 Center Hill Ave. Bldg C                            Addison, IL 60101
Cincinnati, OH 45224

                   ADMINISTRATION FOR ABOVE: DCM Chicago

Leather Research Lab          Upper Leather             The Irving Leather Group
University of Cincinnati      Gusset Leather            9 Main St.
5997 Center Hill Ave. Bldg C                            Hartland, ME 04943
Cincinnati, OH 45224

Altama Delta Corporation           SP0100-J3-D-0373                           4

                    ADMINISTRATION FOR ABOVE: DCM Manchester

Ackerbauer Lab                Upper Leather           Broleco Worldwide
N Perry & Matthew Sts         Gusset Leather          360 Merrimack St.
Johnstown, NY 12095                                   Lawrence, MA 01843


                    ADMINISTRATION FOR ABOVE: DCM Boston

Prime Tanning                 Upper Leather           Prime Tanning
216 Airport Drive             Gusset Leather          216 Airport Drive
Rochester, NH 03866                                   Rochester, NH 03866

                    ADMINISTRATION FOR ABOVE: DCM Manchester

Ackerbauer Lab                Upper Leather           Seidel Tanning Corporation
N Perry & Matthew Sts         Gusset Leather          1306 E. Meinecke Ave.
Johnstown, NY 12095                                   Milwaukee, WI 53212

                    ADMINISTRATION FOR ABOVE: DCM Chicago

Any changes to the suppliers of the above components under this contract must be approved, in writing, by the Contracting Officer.

                                   SECTION G
                                                               PAGE      OF

REF. NO. DOC BEING CONT'D

[X] 52.242-9P13 RESPONSIBILITY FOR ADMINISTRATION AND INSPECTION (AUG 2000)
DSCP

     (a) CORRESPONDENCE: All pertinent correspondence relative to this contract/order shall be directed to the administration office identified on Page 1 of this contract/order. Contractor requests for deviations from, or waiver of, specification requirements shall be submitted to the assigned Quality Assurance Representative (QAR).

[ ] (b) PROPERTY ADMINISTRATION

     (1) Where Government Furnished Material (GFM) is being provided under the Clothing and Textile Bailment System (DSCP Clause 52.245-9P03), the responsibility for Property Administration Js assigned to the administering office designated on Page 1 of this contract/order. The responsibility for maintenance of the Government's official property records is retained by the Defense Supply Center Philadelphia (DSCP), ATTN: DSCP-CRDA-1.

     (2) Where Government Loaned Property (GLP) is being provided (DSCP Clause 52.245-9P02), the responsibility for property administration is retained by the Defense Supply Center Philadelphia,

     ATTN: DSCP-

     (3) Where Government Furnished Property (GFP), other than that cited in paragraphs (1) and (2) above, is being provided, the responsibility for property administration is assigned to the administration office designated on Page 1 of this contract/order.

     (c)INSPECTION: Inspection shall be accomplished by the administration office at the contractor's place of performance unless otherwise indicated below:

INSPECTION OFFICE (If other than administration office):

INSPECTION POINT (If other than place of performance):

If a Government QAR has not been assigned by the time inspection service is needed, notify the cognizant inspection office.

     (d) INSPECTION INSTRUCTIONS: The supplies shall be inspected for compliance with packaging, packing, marking and antity requirements only. At the discretion of the QAR, the contractor's test records (protocol) shall also be reviewed to determine -apliance with requirements.

[X] (e) ADVANCE NOTIFICATION: Pursuant to FAR Clause 52.246-2, Inspection of Supplies Fixed-Price, the Government hereby requests advance notification that supplies are ready for Government inspection. The contractor shall telephonically notify the Government QAR at the office indicated in para (c) above seven working days prior to the date supplies are ready for inspection.

[ ] (f) SPECIAL INSTRUCTIONS ON CoCs: The term "Contract Administration Office" as it is used in FAR Clause 52.246-15, Certificate of Conformance (CoC), shall be interpreted as the Food and Drug Administration office cited in para (c) above. This interpretation applies only to FAR Clause 52.246-15 and shall not apply to any administrative function performed by the office designated on Page 1, of this contract/order.

[ ] 252.247-7024 NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (MAR 2000) DFARS

(a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the

     Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor-

     (1) Shall notify the Contracting Officer of that fact; and

     (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

(b) The Contractor shall include this clause, including this paragraph (b), revised as necessary to reflect the relationship of the contracting parties-

     (1) In all subcontracts under this contract, if this contract is a construction contract; or

     (2) If this contract is not a construction contract, in all subcontracts under this contract that are for-

         (i) Noncommercial items; or

         (ii) Commercial items that-


Li-G-1, MAR 03          EDITION LP-G-1, AUG 00 OBSOLETE        PAGE 1 OF 2 PAGES

                                   SECTION G

REF. NO. DOC BEING CONT'D                                           PAGE 6 OF 7


     (A) The Contractor is reselling or distributing to the Government without adding value (generally, the Contractor does not add value to items that it subcontracts for f.o.b. destination shipment);

     (B) Are shipped in direct support of U.S. military contingency operations, exercises, or forces deployed in humanitarian or peacekeeping operations; or

     (C) Are commissary or EXCHANGE CARGOES TRANSPORTED OUTSIDE of the Defense Transportation System in accordance with 10 U.S.C. 2643.





T-1, MAR 03                                                    PAGE 2 OF 2 PAGES

                                   SECTION G

REF. NO. DOC. BEING CONT'D                                         PAGE 7   OF 7

[X] 52.242-9P14 MANUFACTURING DIRECTIVE NUMBER (JAN 1992) DPSC


      (a) Manufacturing Directive Number (MDN) MDM identifies this award for Government-Furnished Property (GFP) transactions and shall cited on all requests for GFP. Appropriate cross-reference between this number and contract numbers shall be maintained to identify GFP shipments.

      (b) When the contractor receives or returns GFP, the MDN will appear in Card Columns 54-56 (Distribution) of the shipping document (DD Form 1348-1,
DoD Single Line Item Release/Receipt Document) or be reflected on the Bill of Lading Worksheet Document which accompanies shipments of shoe lasts.


[ ] 52.242-9P15 PAYMENT (JAN 1992) DPSC

      For each item shipped, the contractor shall annotate the shipping documents and invoices with the number of holders in the shipment and the total net weight of the thread contained on the holders. Where manufacturing processes beyond the contractors control result in the total netweight thread exceeding ounces (if more than one item, see below) times the number of holders contained in the shipment, the following formula for payment shall apply.

                                    Total Net Weight X Unit Price Per Holder


                                                              Ounces per Unit